EXHIBIT 99.2

Match Group, Inc. Summary Unaudited Pro Forma
Financial Data

The following summary unaudited pro forma financial data of Match Group, Inc. (the “Company”) includes (i) historical and unaudited pro forma Adjusted EBITDA after giving effect to the acquisition of Plentyoffish Media, Inc. (“PlentyOfFish”), the exchange of $445.2 million of 6.75% Match Group senior notes due 2022 for $445.3 million of IAC 4.75% senior notes due 2022, the borrowings under the Company’s term loan facility, and the private unregistered offering of $400 million aggregate principal amount of senior notes due 2024 and the application of proceeds (collectively, the “Pro Forma Transactions”) on a combined basis for the three months ended March 31, 2016 and 2015 and for the years ended December 31, 2015 and 2014, (ii) unaudited pro forma combined Adjusted EBITDA after giving effect to the Pro Forma Transactions by reportable segment for the three months ended March 31, 2016 and 2015, the years ended December 31, 2015 and 2014 and the trailing twelve month period ended March 31, 2016 and (iii) for Adjusted EBITDA, a non-GAAP measure, reconciliations to the most directly comparable GAAP measure.

The unaudited pro forma combined financial information for the three months ended March 31, 2016 and 2015 and the years ended December 31, 2015 and 2014 has been derived from the unaudited pro forma combined financial statements appearing in Exhibit 99.1 to this Current Report on Form 8-K, which give effect to the Pro Forma Transactions as if they had occurred on January 1, 2014.

The unaudited pro forma combined financial information for the twelve-month period ending March 31, 2016 is derived by adding the financial information from the unaudited pro forma combined statement of operations for the three months ended March 31, 2016 with the unaudited pro forma combined statement of operations for the year ended December 31, 2015 and then deducting the financial information from the unaudited pro forma combined statement of operations for the three months ended March 31, 2015 appearing in Exhibit 99.1 to this Current Report on Form 8-K, which give effect to the Pro Forma Transactions as if they had occurred on January 1, 2014.

The unaudited pro forma combined financial information for the three months ended March 31, 2016 and 2015, the years ended December 31, 2015 and 2014 and the trailing twelve month period ended March 31, 2016 is presented for informational purposes and is not necessarily indicative of what the Company’s historical results would have been or what its future results of operations will be had the Pro Forma Transactions actually occurred on January 1, 2014.  All unaudited pro forma combined financial information described above and presented below should be read in conjunction with the unaudited pro forma combined financial statements, including the notes thereto, appearing in Exhibit 99.1 to this Current Report on Form 8-K.

Historical and unaudited pro forma Adjusted EBITDA (consolidated and by reportable segment)

Historical and unaudited pro forma (consolidated)

The following tables present historical Adjusted EBITDA and unaudited pro forma combined Adjusted EBITDA after giving effect to the Pro Forma Transactions, in each case, on a consolidated basis, and reconcile these measures to historical operating income (loss) and unaudited pro forma operating income (loss), respectively, for the periods indicated.

	Three Months Ended March 31, 2016
	Match Group Historical	PlentyOfFish Acquisition Pro Forma Adjustments	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Match Group Subtotal	Offering Pro Forma Adjustments	Match Group Pro Forma
	(In thousands)

Operating income	$29,188	$9,062	$38,250	$—	$38,250	$—	$38,250
Stock-based compensation expense	17,498	—	17,498	—	17,498	—	17,498
Depreciation	6,487	—	6,487	—	6,487	—	6,487
Amortization of intangibles	8,252	(5,343)	2,909	—	2,909	—	2,909
Acquisition-related contingent consideration fair value adjustments	3,161	—	3,161	—	3,161	—	3,161
Adjusted EBITDA	$64,586	$3,719	$68,305	$—	$68,305	$—	$68,305

	Three Months Ended March 31, 2015
	Match Group Historical	PlentyOfFish Historical	PlentyOfFish Acquisition Pro Forma Adjustments	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Match Group Subtotal	Offering Pro Forma Adjustments	Match Group Pro Forma
	(In thousands)

Operating income	$27,040	$11,679	$(350)	$38,369	$—	$38,369	$—	$38,369
Stock-based compensation expense	6,299	—	—	6,299	—	6,299	—	6,299
Depreciation	7,045	541	—	7,586	—	7,586	—	7,586
Amortization of intangibles	3,877	—	350	4,227	—	4,227	—	4,227
Acquisition-related contingent consideration fair value adjustments	(11,011)	—	—	(11,011)	—	(11,011)	—	(11,011)
Adjusted EBITDA	$33,250	$12,220	$—	$45,470	$—	$45,470	$—	$45,470

Historical and unaudited pro forma (consolidated) (continued)

	Year Ended December 31, 2015
	Match Group Historical	PlentyOfFish Historical	PlentyOfFish Acquisition Pro Forma Adjustments	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Match Group Subtotal	Offering Pro Forma Adjustments	Match Group Pro Forma
	(In thousands)

Operating income	$193,556	$40,650	$12,948	$247,154	$—	$247,154	$—	$247,154
Stock-based compensation expense	50,083	—	—	50,083	—	50,083	—	50,083
Depreciation	25,983	2,274	—	28,257	—	28,257	—	28,257
Amortization of intangibles	20,101	—	(540)	19,561	—	19,561	—	19,561
Acquisition-related contingent consideration fair value adjustments	(11,056)	—	—	(11,056)	—	(11,056)	—	(11,056)
Adjusted EBITDA	$278,667	$42,924	$12,408	$333,999	$—	$333,999	$—	$333,999

	Year Ended December 31, 2014
	Match Group Historical	PlentyOfFish Historical	PlentyOfFish Acquisition Pro Forma Adjustments	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Match Group Subtotal	Offering Pro Forma Adjustments	Match Group Pro Forma
	(In thousands)

Operating income	$228,567	$30,568	$(14,600)	$244,535	$—	$244,535	$—	$244,535
Stock-based compensation expense	20,851	—	—	20,851	—	20,851	—	20,851
Depreciation	25,547	2,010	—	27,557	—	27,557	—	27,557
Amortization of intangibles	11,395	—	14,600	25,995	—	25,995	—	25,995
Acquisition-related contingent consideration fair value adjustments	(12,912)	—	—	(12,912)	—	(12,912)	—	(12,912)
Adjusted EBITDA	$273,448	$32,578	$—	$306,026	$—	$306,026	$—	$306,026

Unaudited pro forma (by reportable segment)

The following tables present unaudited pro forma combined Adjusted EBITDA after giving effect to the Pro Forma Transactions and reconcile this measure to unaudited pro forma combined operating income (loss) for the Company’s reportable segments and to unaudited pro forma combined net earnings attributable to Match Group, Inc. shareholders for the periods indicated.

	Pro Forma Three Months Ended March 31, 2016
	Adjusted EBITDA	Stock-based Compensation	Depreciation	Amortization of Intangibles	Acquisition- related Contingent Consideration Fair Value Adjustments	Operating Income (Loss)
	(In thousands)
Dating	$70,993	$(17,448)	$(5,751)	$(1,385)	$(3,161)	$43,248
Non-dating	(2,688)	(50)	(736)	(1,524)	—	(4,998)
Total	$68,305	$(17,498)	$(6,487)	$(2,909)	$(3,161)	38,250
Interest expense—third party						(20,315)
Other income, net						3,607
Earnings before income taxes						21,542
Income tax provision						(7,544)
Net earnings						13,998
Net earnings attributable to noncontrolling interests						(67)
Net earnings attributable to Match Group, Inc. shareholders						$13,931

	Pro Forma Three Months Ended March 31, 2015
	Adjusted EBITDA	Stock-based Compensation	Depreciation	Amortization of Intangibles	Acquisition- related Contingent Consideration Fair Value Adjustments	Operating Income (Loss)
	(In thousands)
Dating	$50,084	$(6,010)	$(5,130)	$(2,561)	$11,011	$47,394
Non-dating	(4,614)	(289)	(2,456)	(1,666)	—	(9,025)
Total	$45,470	$(6,299)	$(7,586)	$(4,227)	$11,011	38,369
Interest expense—third party						(20,816)
Interest expense—related party						(330)
Other income, net						9,216
Earnings before income taxes						26,439
Income tax provision						(4,101)
Net earnings						22,338
Net loss attributable to noncontrolling interests						326
Net earnings attributable to Match Group, Inc. shareholders						$22,664

Unaudited pro forma (by reportable segment) (continued)

	Pro Forma Year Ended December 31, 2015
	Adjusted EBITDA	Stock-based Compensation	Depreciation	Amortization of Intangibles	Acquisition- related Contingent Consideration Fair Value Adjustments	Operating Income (Loss)
	(In thousands)
Dating	$339,886	$(49,401)	$(22,065)	$(12,897)	$11,056	$266,579
Non-dating	(5,887)	(682)	(6,192)	(6,664)	—	(19,425)
Total	$333,999	$(50,083)	$(28,257)	$(19,561)	$11,056	247,154
Interest expense—third party						(82,696)
Interest expense—related party						(613)
Other income, net						9,911
Earnings before income taxes						173,756
Income tax provision						(50,868)
Net earnings						122,888
Net earnings attributable to noncontrolling interests						(104)
Net earnings attributable to Match Group, Inc. shareholders						$122,784

Unaudited pro forma (by reportable segment) (continued)

	Pro Forma Year Ended December 31, 2014
	Adjusted EBITDA	Stock-based Compensation	Depreciation	Amortization of Intangibles	Acquisition- related Contingent Consideration Fair Value Adjustments	Operating Income (Loss)
	(In thousands)
Dating	$321,865	$(19,543)	$(23,512)	$(22,029)	$12,912	$269,693
Non-dating	(15,839)	(1,308)	(4,045)	(3,966)	—	(25,158)
Total	$306,026	$(20,851)	$(27,557)	$(25,995)	$12,912	244,535
Interest expense—third party						(84,927)
Interest expense—related party						(18,145)
Other income, net						13,575
Earnings before income taxes						155,038
Income tax provision						(42,686)
Net earnings						112,352
Net earnings attributable to noncontrolling interests						(595)
Net earnings attributable to Match Group, Inc. shareholders						$111,757

	Pro Forma Trailing Twelve Months Ended March 31, 2016
	Adjusted EBITDA	Stock-based Compensation	Depreciation	Amortization of Intangibles	Acquisition- related Contingent Consideration Fair Value Adjustments	Operating Income (Loss)
	(In thousands)
Dating	$360,795	$(60,839)	$(22,686)	$(11,721)	$(3,116)	$262,433
Non-dating	(3,961)	(443)	(4,472)	(6,522)	—	(15,398)
Total	$356,834	$(61,282)	$(27,158)	$(18,243)	$(3,116)	247,035
Interest expense—third party						(82,195)
Interest expense—related party						(283)
Other income, net						4,302
Earnings before income taxes						168,859
Income tax provision						(54,311)
Net earnings						114,548
Net earnings attributable to noncontrolling interests						(497)
Net earnings attributable to Match Group, Inc. shareholders						$114,051